PORTFOLIO MANAGERS' LETTER
EXECUTIVE INVESTORS BLUE CHIP FUND

Dear Investor:

1997 was a very good year for the U.S. economy and financial markets. The economy grew at an annual pace of 3.8%, with the unemployment rate falling to its lowest level since the 1970's. Despite faster economic growth, inflation, as measured by the Consumer Price Index, rose less than 2%, its smallest increase in over ten years. Reflecting the strong economy, the Federal budget deficit declined substantially and had almost been eliminated by year-end. Against this backdrop, the Federal Reserve held monetary policy steady after one small increase in the benchmark Federal funds rate in March.

Although both the U.S. bond and stock markets suffered setbacks at times during the year, the combination of moderate growth and low inflation ultimately provided a rewarding environment for investors. Long-term bond yields fell to their lowest level in two years, while the broad stock market indices recorded their third consecutive year of substantial gains. While many overseas markets were buffeted by the economic crisis in Southeast Asia, U.S. markets remained relatively stable or--in the case of the bond market--benefited from a "flight to safety" as investors sought the security of the world's largest and most efficient financial markets.

Returns in the equity market, as measured by the Standard & Poor's 500 Index, were in double digits for an unprecedented third year in a row. Bullish equity investor sentiment was sustained by an outlook for continued low inflation and interest rates and solid economic growth. For 1997, Executive Investors Blue Chip Fund returned 26.6% on a net asset value basis. In addition to a solid absolute return, the Fund was in line with its peer group as measured by the Lipper Growth and Income Average, which returned 27.1% for the year. For 1997, the Fund declared dividends from net investment income of 19.0 cents per share and made a capital gain distribution of $1.356 per share.

The Fund's performance in 1997 was bolstered by select investments in the healthcare, financial and publishing sectors of the S&P 500 Index. While the second half of the year was a difficult one for the technology sector, certain technology stocks performed quite well over the full year. The Fund's performance also benefited from select investments in the telecommunications equipment area.

The fundamentals supporting performance of the healthcare sector remained in place during the year. Demographics and continued demand for the best health care in the world here in the United States generated above average returns for innovative healthcare companies. Stocks in companies such as Eli Lilly, Warner-Lambert, Pfizer and Medtronic all outperformed the S&P 500 Index in 1997. The demographic trend supporting healthcare--the aging baby boomers--also benefited the financial sector as more money flowed into investment and retirement products. The retirement investment trend led to outsized gains in the stocks of financial services companies such as Merrill Lynch and Travelers Group as well as solid gains in the stocks of banks such as BankBoston and BankAmerica. Supported by the growing demand for wireless telephone services worldwide, stocks in companies like Ericsson and Nokia performed well in the first half of the year. Newspaper publishers benefited from declining newsprint prices and increased help wanted advertising, which generated above average returns in the stock of Tribune Company. Finally, perennial performers like Microsoft and General Electric contributed to the Fund's performance.

As the year entered the third quarter, concerns about the economic problems facing Southeast Asia spilled over into the United States markets and had a negative

EXECUTIVE INVESTORS BLUE CHIP FUND

impact on the investment outlook for certain sectors.The most notable sector to feel the impact was technology. Anticipating a slowdown in demand along with possible competitive pricing pressures from less expensive sources, many technology stocks retreated in the fourth quarter, generating underperformance for the full year. The stocks in the Fund most directly affected by the Asian situation, Motorola and Intel, subsequently underperformed. The concerns about Asia also had an impact on the stocks of the major money center banks held by the Fund, Chase Manhattan and Citicorp. Although Chase and Citicorp both generated decent absolute returns, they underperformed the market. Companies whose growth was driven by exports, most notably those in the capital goods sector, were also affected by the Asian problem. AlliedSignal, Boeing, Lockheed Martin and United Technologies were all impacted by the downturn in the Asian economies and were all underperformers for the year.

While we continue to believe the fundamentals that pushed U.S. stock markets to new highs remain in place, investors should remain aware of the risks associated with investing in the stock markets. Stock markets tend to follow cycles and the current upward cycle or bull market is now the longest in history. On a technical basis, the length of the cycle could present some pressure against continued gains in the short-term, but the current economic environment of stable growth, low inflation and low interest rates provides positive support for continued gains. The aging population, saving and investing for retirement, adds another level of support for continued positive trends in the financial markets. However, the impact of lower global economic growth, due to the turmoil in the Asian economies and the possible impact on U.S. companies' profits, could present a risk to U.S. equity investors.

As in the past, the investment strategy of the Executive Investors Blue Chip Fund will be to search for equity opportunities on a company specific or bottom up basis. However, the impact of major economic events, such as the current Asian turmoil, will play a role in the final investment decision. The Fund will continue to invest in companies that have a demonstrated record of consistent profits and growth supported by solid management. The Fund will also continue to take a long-term investment perspective on any investment under consideration.

Following 1997's strong performance, the outlook for U.S. financial markets continues to be positive, although uncertainties do exist. In particular, we believe that the economic problems in Southeast Asia will slow growth in the U.S. However, it is unclear to what extent growth will be slowed and, consequently, what the ultimate impact will be on the financial markets. On a positive note, Southeast Asia's problems should result in lower inflation worldwide. Uncertainty often leads to volatile markets. During such times, investors are generally best served by focusing on long-term objectives and maintaining a disciplined approach to investing.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Dennis T. Fitzpatrick
Dennis T. Fitzpatrick
Co-Portfolio Manager

/s/ Kimberly C. Speegle
Kimberly C. Speegle
Co-Portfolio Manager

January 30, 1998

CUMULATIVE PERFORMANCE INFORMATION
EXECUTIVE INVESTORS BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the Executive Investors Blue Chip Fund and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF DECEMBER 31, 1997

                                    Executive Investors              Standard
                                         Blue Chip Fund             500 Index
May-90                                            9,525                10,000
Dec-90                                            9,215                 9,335
Dec-91                                           11,774                12,185
Dec-92                                           12,259                13,060
Dec-93                                           13,256                14,340
Dec-94                                           13,096                14,524
Dec-95                                           17,849                20,463
Dec-96                                           21,530                25,161
Dec-97                                           27,253                33,490
                           Average Annual Total Return*
                                            N.A.V. Only   S.E.C. Standardized
One Year                                         26.58%                20.54%
Five Years                                       17.33%                16.19%
Since Inception(5/17/90)                         14.77%                14.04%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE EXECUTIVE INVESTORS BLUE CHIP FUND BEGINNING 5/17/90 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE STANDARD & POOR'S 500 INDEX. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 4.75%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 19.30%, 14.66% AND 12.24%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM EXECUTIVE INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO MANAGER'S LETTER
EXECUTIVE INVESTORS HIGH YIELD FUND

Dear Investor:

1997 was a very good year for the U.S. economy and financial markets. The economy grew at an annual pace of 3.8%, with the unemployment rate falling to its lowest level since the 1970's. Despite faster economic growth, inflation, as measured by the Consumer Price Index, rose less than 2%, its smallest increase in over ten years. Reflecting the strong economy, the Federal budget deficit declined substantially and had almost been eliminated by year-end. Against this backdrop, the Federal Reserve held monetary policy steady after one small increase in the benchmark Federal funds rate in March.

Although both the U.S. bond and stock markets suffered setbacks at times during the year, the combination of moderate growth and low inflation ultimately provided a rewarding environment for investors. Long-term bond yields fell to their lowest level in two years, while the broad stock market indices recorded their third consecutive year of substantial gains. While many overseas markets were buffeted by the economic crisis in Southeast Asia, U.S. markets remained relatively stable or--in the case of the bond market--benefited from a "flight to safety" as investors sought the security of the world's largest and most efficient financial markets.

These conditions extended the favorable performance of the high yield bond market. High yield bond financing is one of the tools available in the American capital market which has been used effectively to support a rapid pace of business change. Instead of being used to hedge inflation, as they might have been a decade ago, below investment grade bonds now are increasingly funding the consolidation or early development of many different enterprises. As a group, junk bond issuers had enormous operating and financial flexibility to work with. These prevailing conditions supported credit sensitive bonds and the success of many aggressive business plans. Starting with a record of attractive risk adjusted returns, many crosscurrents within the high yield markets have kindled huge investor demand. That demand led to record bond issuance of over $120 billion, surpassing the previous record set in 1996, of $73 billion. The default rate has remained low, reflecting generally strong fundamentals and wide credit availability. Nevertheless, companies that did encounter serious difficulties saw their securities punished swiftly and severely.

During 1997, Executive Investors High Yield Fund returned 12.0% on a net asset value basis compared to a return of 12.6% for the average high yield bond funds as measured by Lipper Analytical Services, Inc. For 1997, the Fund declared dividends from net investment income of 69.7 cents per share. The Fund continued to benefit from tenders and calls of portfolio holdings in addition to those reported last year. In reinvesting proceeds, our choices fairly consistently avoided the most aggressive risk profiles that the market presented, both in terms of credit and interest rate risks. This precaution was ultimately unnecessary during the year just ended, as the market generally rewarded aggressive business plans and costly consolidation strategies. The Fund was well positioned with holdings in the competitive local exchange carrier segment of the telecommunications market as the importance of that business became widely apparent. A comparatively low concentration in long maturity deferred coupon bonds dampened returns because this bond structure, while carrying risks, accentuates appreciation of bonds when interest rates decline as they did last year. Also, these bonds were used extensively to fund the types of growth, "buildout" and industry consolidation transactions that did especially well in 1997.

The Fund avoided defaults and notable credit problems. Executive Investors High Yield Fund's negligible exposure to emerging markets held back returns in the year's first half, and despite growing to only a very small level in the third quarter, widely reported problems outside the U.S. did not have a material effect on the Fund. In fact, because values of emerging markets bonds have been thrown into disarray, we want to consider whether some opportunities might exist amid the turmoil.

As the new year begins, we should acknowledge that uncertainties abound. We believe that the domestic economy will be resilient but valuation levels, especially of equities, will continue to influence the high yield bond market. We expect to continue to see a large choice of new bond issues. In our view, by avoiding extreme positions with regard to interest rates or market momentum, the Fund has been positioned to prosper in a changeable environment. The very success of most of the portfolio's investments creates another challenge, that of replacing bonds which have met their objectives with successor values. To do this, we focus our investment research on the basics of current holdings and of investment prospects: big picture industry trends, management capability, and the types of strategies/business plans that will work for bondholders.

Investors who buy bond funds--whether for income or total return--should be aware that the value of their investment fluctuates as interest rates change. In addition, the value of a fund can fluctuate based on changes in the credit quality of the bonds it holds. In particular, high yield funds invest in lower-rated debt obligations which are more sensitive than higher-rated investments to adverse economic changes or individual corporate developments, and thus can be subject to a higher incidence of default. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

Following 1997's strong performance, the outlook for U.S. financial markets continues to be positive, although uncertainties do exist. In particular, we believe that the economic problems in Southeast Asia will slow growth in the U.S. However, it is unclear to what extent growth will be slowed and, consequently, what the ultimate impact will be on the financial markets. On a positive note, Southeast Asia's problems should result in lower inflation worldwide. Uncertainty often leads to volatile markets. During such times, investors are generally best served by focusing on long-term objectives and maintaining a disciplined approach to investing.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,
/s/ George V. Ganter

George V. Ganter
Vice President
  and Portfolio Manager

January 30, 1998

CUMULATIVE PERFORMANCE INFORMATION
EXECUTIVE INVESTORS HIGH YIELD FUND

Comparison of change in value of $10,000 investment in the Executive Investors High Yield Fund and the Credit Suisse First Boston High Yield Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS OF DECEMBER 31, 1997

                                Executive Investors  Credit Suisse First Boston
                                    High Yield Fund            High Yield Index
Jan-88                                        9,525                      10,000
Dec-88                                       11,584                      11,365
Dec-89                                       11,456                      11,408
Dec-90                                       10,023                      10,680
Dec-91                                       13,589                      15,353
Dec-92                                       15,726                      17,911
Dec-93                                       18,404                      21,298
Dec-94                                       17,977                      21,091
Dec-95                                       21,407                      24,757
Dec-96                                       24,338                      27,832
Dec-97                                       27,266                      31,347
Average Annual Total Return*
                                        N.A.V. Only         S.E.C. Standardized
One Year                                     12.03%                       6.76%
Five Years                                   11.64%                      10.56%
Ten Years                                    11.09%                      10.55%
S.E.C. 30-Day Yield                           7.03%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE EXECUTIVE INVESTORS HIGH YIELD FUND BEGINNING 1/1/88 WITH A THEORETICAL INVESTMENT IN THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX. THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF THE HIGH YIELD BOND MARKET. THE INDEX CONSISTS OF 1,282 DIFFERENT ISSUES, 1,089 OF WHICH ARE CASH PAY, 150 ARE ZERO-COUPON, 12 ARE STEP BONDS, 21 ARE PAYMENT-IN-KIND BONDS AND THE REMAINING 10 ARE IN DEFAULT. THE BONDS INCLUDED IN THE INDEX HAVE AN AVERAGE LIFE OF 8.2 YEARS, AN AVERAGE MATURITY OF 8.3 YEARS, AN AVERAGE DURATION OF 4.5 YEARS AND AN AVERAGE COUPON OF 10.4%. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 4.75% (PRIOR TO 10/28/88, THE MAXIMUM SALES CHARGE WAS 4.0%) AND ARE LOWER THAN THEY WOULD HAVE BEEN HAD THE SALES CHARGE NOT BEEN INCREASED. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE S.E.C. STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND TEN YEARS WOULD HAVE BEEN 6.12%, 9.90% AND 9.38%, RESPECTIVELY, AND THE S.E.C. 30-DAY YIELD FOR DECEMBER 1997 WOULD HAVE BEEN 6.44%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE UNUSUALLY HIGH CURRENT YIELDS OFFERED REFLECT THE SUBSTANTIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH YIELD BONDS. THE ISSUERS OF THE BONDS PAY HIGHER INTEREST RATES BECAUSE THEY HAVE A GREATER LIKELIHOOD OF FINANCIAL DIFFICULTY, WHICH COULD RESULT IN THEIR INABILITY TO REPAY THE BONDS FULLY WHEN DUE. PRICES OF HIGH YIELD BONDS ARE ALSO SUBJECT TO GREATER FLUCTUATIONS. CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX FIGURES FROM CREDIT SUISSE FIRST BOSTON CORPORATION AND ALL OTHER FIGURES FROM EXECUTIVE INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO MANAGER'S LETTER
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND

Dear Investor:

1997 was a very good year for the U.S. economy and financial markets. The economy grew at an annual pace of 3.8%, with the unemployment rate falling to its lowest level since the 1970's. Despite faster economic growth, inflation, as measured by the Consumer Price Index, rose less than 2%, its smallest increase in over ten years. Reflecting the strong economy, the Federal budget deficit declined substantially and had almost been eliminated by year-end. Against this backdrop, the Federal Reserve held monetary policy steady after one small increase in the benchmark Federal funds rate in March.

Although both the U.S. bond and stock markets suffered setbacks at times during the year, the combination of moderate growth and low inflation ultimately provided a rewarding environment for investors. Long-term bond yields fell to their lowest level in two years, while the broad stock market indices recorded their third consecutive year of substantial gains. While many overseas markets were buffeted by the economic crisis in Southeast Asia, U.S. markets remained relatively stable or--in the case of the bond market--benefited from a "flight to safety" as investors sought the security of the world's largest and most efficient financial markets.

Long-term municipal bond yields ended 1997 near their lowest level since the mid-1970's. Most of the decline in yields occurred during the second half of the year as the bond market benefited from low inflation in the U.S. and instability in Southeast Asia. Low yields spurred issuance of $220 billion of municipal bonds during 1997, the third largest volume of supply in the market's history. This supply kept municipal bond yields higher than they might have been otherwise. As a result, municipal bonds ended the year somewhat cheap relative to taxable bonds, laying the groundwork for strong performance in 1998.

During 1997, Executive Investors Insured Tax Exempt Fund's shares had a total return on a net asset value basis of 10.3%. This return compares favorably to the average return of 8.4% for insured municipal bond funds as reported by Lipper Analytical Services, Inc. For 1997, the Fund declared dividends from investment income of 67.2 cents per share and made a capital gain distribution of 12.1 cents per share.

Fund performance during 1997 was driven primarily by two factors. First, a substantial percentage of the Fund's assets was invested in noncallable bonds. Most municipal bonds are callable which means that issuers can buy--or call--bonds from investors if interest rates fall. This limits the price appreciation of callable bonds when interest rates fall as they did in 1997. In contrast, noncallable bonds have unlimited potential to increase in price. Our holdings of noncallable bonds contributed significantly to the Fund's total return. Second, the Fund enhanced total return by taking advantage of short-term trading opportunities, particularly by purchasing relatively cheap new issues.

Investors who buy bond funds--whether for income or total return--should be aware that the value of their investment fluctuates as interest rates change. For example, a 50 basis point (or .5%) increase in yield on a twenty-year municipal bond results in roughly a 6% decrease in that bond's price. In each of the last five years, twenty-year municipal bond yields have fluctuated by more than 50 basis points. In addition, while the Fund's municipal bonds are insured as to timely payment of principal and interest, the insurance does not protect the bonds against changes in market value. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

Following 1997's strong performance, the outlook for U.S. financial markets continues to be positive, although uncertainties do exist. In particular, we believe

EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND

that the economic problems in Southeast Asia will slow growth in the U.S. However, it is unclear to what extent growth will be slowed and, consequently, what the ultimate impact will be on the financial markets. On a positive note, Southeast Asia's problems should result in lower inflation worldwide. Uncertainty often leads to volatile markets. During such times, investors are generally best served by focusing on long-term objectives and maintaining a disciplined approach to investing.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,
/s/ Clark D. Wagner

Clark D. Wagner
Chief Investment Officer
  and Portfolio Manager

January 30, 1998

CUMULATIVE PERFORMANCE INFORMATION
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND

Comparison of change in value of $10,000 investment in the Executive Investors Insured Tax Exempt Fund and the Lehman Brothers Municipal Bond Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS OF DECEMBER 31, 1997

                                       Executive Investors     Lehman Brothers Municipal
                                   Insured Tax Exempt Fund                    Bond Index
Jul-90                                               9,375                        10,000
Dec-90                                               9,901                        10,286
Dec-91                                              11,188                        11,536
Dec-92                                              12,412                        12,552
Dec-93                                              14,366                        14,093
Dec-94                                              13,798                        13,365
Dec-95                                              16,631                        15,697
Dec-96                                              17,313                        16,364
Dec-97                                              19,098                        17,868
Average Annual Total Return*
                                               N.A.V. Only           S.E.C. Standardized
One Year                                            10.30%                         5.05%
Five Years                                           9.00%                         7.94%
Since Inception (7/26/90)                            9.80%                         9.09%
S.E.C. 30-Day Yield                                  4.29%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND BEGINNING 7/26/90 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM INVESTMENT GRADE TAX-EXEMPT BOND MARKET. RETURNS AND ATTRIBUTES FOR THE INDEX ARE CALCULATED SEMI-MONTHLY USING APPROXIMATELY 21,000 MUNICIPAL BONDS WHICH ARE PRICED BY MULLER DATA CORP. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES OR COST OF INSURANCE OF THE BONDS HELD BY AN INSURED TAX-EXEMPT BOND FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 4.75%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 4.10%, 6.78% AND 7.69%, RESPECTIVELY, AND THE S.E.C. 30-DAY YIELD FOR DECEMBER 1997 WOULD HAVE BEEN 3.37%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. LEHMAN BROTHERS MUNICIPAL BOND INDEX FIGURES FROM LEHMAN BROTHERS, INC. AND ALL OTHER FIGURES FROM EXECUTIVE INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS BLUE CHIP FUND
December 31, 1997

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
   SHARES   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            COMMON STOCKS--89.5%
            BASIC MATERIALS--2.8%
      100   Aluminum Company of America                        $    7,037     $    19
      200   Dow Chemical Company                                   20,300          54
      600   Du Pont (E.I.) de Nemours & Company                    36,037          97
      500   Monsanto Company                                       21,000          56
      300   Morton International, Inc.                             10,312          28
      200   Sigma-Aldrich Corporation                               7,950          21
-------------------------------------------------------------------------------------
                                                                  102,636         275
-------------------------------------------------------------------------------------
            CAPITAL GOODS--9.8%
      400   AlliedSignal, Inc.                                     15,575          42
      500   *American Power Conversion Corporation                 11,812          32
      300   Avery Dennison Corporation                             13,425          36
      600   Boeing Company                                         29,362          79
      300   Corning, Inc.                                          11,137          30
      300   Emerson Electric Company                               16,931          45
    1,400   General Electric Company                              102,725         276
      850   Ingersoll-Rand Company                                 34,425          92
      200   Lockheed Martin Corporation                            19,700          53
      600   Textron, Inc.                                          37,500         101
      500   Thomas & Betts Corporation                             23,625          63
      500   Tyco International, Ltd.                               22,531          60
      700   *USA Waste Services, Inc.                              27,475          74
-------------------------------------------------------------------------------------
                                                                  366,223         983
-------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--5.2%
      900   *AirTouch Communications, Inc.                         37,406         100
      400   Bell Atlantic Corporation                              36,400          98
      400   BellSouth Corporation                                  22,525          60
      600   GTE Corporation                                        31,350          84
      100   *Intermedia Communications, Inc.                        6,075          16
      800   *LCI International, Inc.                               24,600          66
      500   SBC Communications, Inc.                               36,625          98
-------------------------------------------------------------------------------------
                                                                  194,981         522
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
   SHARES   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--8.3%
      600   *Cendant Corporation                               $   20,625     $    55
      600   Chrysler Corporation                                   21,112          57
      300   *Costco Companies, Inc.                                13,387          36
      500   *Federated Department Stores, Inc.                     21,531          58
      600   Hilton Hotels Corporation                              17,850          48
      600   Home Depot, Inc.                                       35,325          95
      500   *Lear Corporation                                      23,750          64
      250   Masco Corporation                                      12,719          34
      600   Mattel, Inc.                                           22,350          60
      200   McGraw-Hill Companies, Inc.                            14,800          40
      500   Ogden Corporation                                      14,094          38
      400   *Staples, Inc.                                         11,100          30
      500   Tribune Company                                        31,125          83
      200   Unifi, Inc.                                             8,137          22
    1,000   Wal-Mart Stores, Inc.                                  39,437         106
-------------------------------------------------------------------------------------
                                                                  307,342         826
-------------------------------------------------------------------------------------
            CONSUMER STAPLES--14.1%
      500   American Stores Company                                10,281          28
      500   Anheuser-Busch Companies, Inc.                         22,000          59
      400   *Apollo Group, Inc.                                    18,900          51
      400   Clorox Company                                         31,625          85
      500   Coca-Cola Company                                      33,312          89
      600   ConAgra, Inc.                                          19,687          53
      300   CPC International, Inc.                                32,325          87
      600   Felcor Suite Hotels, Inc.                              21,300          57
      400   Fort James Corporation                                 15,300          41
      300   Gillette Company                                       30,131          81
    1,000   *Host Marriott Corporation                             19,625          53
      400   Kimberly-Clark Corporation                             19,725          53
    1,100   PepsiCo, Inc.                                          40,081         107
      800   Philip Morris Companies, Inc.                          36,250          97
      600   Procter & Gamble Company                               47,887         128
      200   Rite Aid Corporation                                   11,738          31
-------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS BLUE CHIP FUND
December 31, 1997

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
   SHARES   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            CONSUMER STAPLES (continued)
      213   *Safeway, Inc.                                     $   13,472     $    36
      300   *Tele-Communications, Inc. Liberty Media Group -
              Series "A"                                           10,875          29
      600   Time Warner, Inc.                                      37,200         100
      400   Unilever N.V.                                          24,975          67
      300   Walt Disney Company                                    29,719          80
-------------------------------------------------------------------------------------
                                                                  526,408       1,412
-------------------------------------------------------------------------------------
            ENERGY--10.5%
      250   Amoco Corporation                                      21,281          57
      500   Atlantic Richfield Company                             40,063         107
      300   Baker Hughes, Inc.                                     13,088          35
      600   Chevron Corporation                                    46,200         124
      500   Dresser Industries, Inc.                               20,969          56
      400   Exxon Corporation                                      24,475          66
       50   Kerr-McGee Corporation                                  3,166           8
      500   Mobil Corporation                                      36,094          97
    1,000   Royal Dutch Petroleum Company                          54,188         145
      400   Schlumberger, Ltd.                                     32,200          86
      400   Texaco, Inc.                                           21,750          58
      900   Tosco Corporation                                      34,031          91
    1,600   Williams Companies, Inc.                               45,400         122
-------------------------------------------------------------------------------------
                                                                  392,905       1,052
-------------------------------------------------------------------------------------
            FINANCIAL--15.4%
      300   Allstate Corporation                                   27,263          73
      200   American Express Company                               17,850          48
      325   American International Group, Inc.                     35,344          95
      300   BankAmerica Corporation                                21,900          59
      500   BankBoston Corporation                                 46,969         126
      200   Chubb Corporation                                      15,125          41
      300   Citicorp                                               37,931         102
      600   Conseco, Inc.                                          27,263          73
      800   Fannie Mae                                             45,650         122
      800   First Union Corporation                                41,000         110
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
   SHARES   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            FINANCIAL (continued)
      400   Freddie Mac                                        $   16,775     $    45
      300   Jefferson-Pilot Corporation                            23,363          63
      300   Marshall & Ilsley Corporation                          18,638          50
      300   Merrill Lynch & Company, Inc.                          21,881          59
    1,100   Money Store, Inc.                                      23,100          62
      300   Morgan Stanley, Dean Witter, Discover and Company      17,738          48
      300   NationsBank Corporation                                18,244          49
    1,400   Norwest Corporation                                    54,075         145
      600   Travelers Group, Inc.                                  32,325          87
      600   USF&G Corporation                                      13,238          35
      200   Wachovia Corporation                                   16,225          43
-------------------------------------------------------------------------------------
                                                                  571,897       1,535
-------------------------------------------------------------------------------------
            HEALTHCARE--10.6%
      250   Abbott Laboratories                                    16,391          44
      300   Baxter International, Inc.                             15,131          41
      700   Bristol-Myers Squibb Company                           66,238         178
      400   Eli Lilly and Company                                  27,850          75
      500   *Health Management Associates, Inc. - Class "A"        12,625          34
      400   Johnson & Johnson                                      26,350          71
      800   *MedPartners, Inc.                                     17,900          48
      600   *Medtronic, Inc.                                       31,388          84
      600   Merck & Company, Inc.                                  63,750         171
      500   Pfizer, Inc.                                           37,281         100
    1,000   Pharmacia & Upjohn, Inc.                               36,625          98
      400   United Healthcare Corporation                          19,875          53
      200   Warner-Lambert Company                                 24,800          66
-------------------------------------------------------------------------------------
                                                                  396,204       1,063
-------------------------------------------------------------------------------------
            TECHNOLOGY--9.8%
      500   *Adaptec, Inc.                                         18,563          50
    1,000   *Cadence Design Systems, Inc.                          24,500          66
      600   *Cisco Systems, Inc.                                   33,450          90
      700   Comdisco, Inc.                                         23,406          63

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS BLUE CHIP FUND
December 31, 1997

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
SHARES OR                                                                    FOR EACH
PRINCIPAL                                                                  $10,000 OF
   AMOUNT   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
      100   Eastman Kodak Company                              $    6,081     $    16
      400   Hewlett-Packard Company                                25,000          67
      400   Intel Corporation                                      28,100          75
      400   International Business Machines Corporation            41,825         112
      200   *Microsoft Corporation                                 25,850          69
      500   Motorola, Inc.                                         28,531          77
      200   Raytheon Company                                       10,100          27
      300   *Sterling Commerce, Inc.                               11,531          31
      700   *Sun Microsystems, Inc.                                27,913          75
      600   *Synopsys, Inc.                                        21,450          58
      400   *Tellabs, Inc.                                         21,150          57
      700   *Transcrypt International, Inc.                        17,413          47
-------------------------------------------------------------------------------------
                                                                  364,863         980
-------------------------------------------------------------------------------------
            TRANSPORTATION--.6%
      100   Burlington Northern Santa Fe Corporation                9,294          25
      200   *US Airways Group, Inc.                                12,500          34
-------------------------------------------------------------------------------------
                                                                   21,794          59
-------------------------------------------------------------------------------------
            UTILITIES--2.4%
      600   Consolidated Edison, Inc.                              24,600          66
      300   Duke Energy Corporation                                16,613          45
      450   FPL Group, Inc.                                        26,634          71
      600   Sierra Pacific Resources                               22,500          60
-------------------------------------------------------------------------------------
                                                                   90,347         242
-------------------------------------------------------------------------------------
            TOTAL VALUE OF COMMON STOCKS (cost $2,437,986)      3,335,600       8,949
-------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--8.0%
$     300M  Ciesco, L.P., 5.95%, 1/7/98 (cost $299,703)           299,703         804
-------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $2,737,689)            97.5%   3,635,303       9,753
OTHER ASSETS, LESS LIABILITIES                           2.5       91,998         247
-------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $3,727,301     $10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS HIGH YIELD FUND
December 31, 1997

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           CORPORATE BONDS--90.2%
           AEROSPACE/DEFENSE--.6%
$    100M  Moog, Inc., 10%, 2006                              $   107,000     $    56
-------------------------------------------------------------------------------------
           APPAREL/TEXTILES--3.9%
     300M  Pillowtex Corp., 10%, 2006                             322,500         168
     400M  Westpoint Stevens, Inc., 9.375%, 2005                  420,000         218
-------------------------------------------------------------------------------------
                                                                  742,500         386
-------------------------------------------------------------------------------------
           AUTOMOTIVE--1.6%
     300M  Cambridge Industries, Inc., 10.25%, 2007 (Note 4)      313,500         163
-------------------------------------------------------------------------------------
           BUILDING MATERIALS--3.5%
     350M  American Architectural Products Corp., 11.75%,
             2007 (Note 4)                                        355,250         185
     299M  ISP Holdings, Inc., 9.75%, 2002                        317,314         165
-------------------------------------------------------------------------------------
                                                                  672,564         350
-------------------------------------------------------------------------------------
           CHEMICALS--4.0%
     300M  Harris Chemical North America, Inc., 10.25%, 2001      317,250         165
     400M  Huntsman Polymers Corp., 11.75%, 2004                  453,000         235
-------------------------------------------------------------------------------------
                                                                  770,250         400
-------------------------------------------------------------------------------------
           CONSUMER PRODUCTS--4.5%
     300M  Commemorative Brands, Inc., 11%, 2007                  300,750         156
     300M  Herff Jones, Inc., 11%, 2005                           327,000         170
     250M  Syratech Corp., 11%, 2007                              233,750         121
-------------------------------------------------------------------------------------
                                                                  861,500         447
-------------------------------------------------------------------------------------
           CONTAINERS/PACKAGING--4.0%
     325M  Plastic Containers, Inc., 10%, 2006                    344,500         179
     400M  Radnor Holdings, Inc., 10%, 2003                       417,000         217
-------------------------------------------------------------------------------------
                                                                  761,500         396
-------------------------------------------------------------------------------------
           DURABLE GOODS MANUFACTURING--1.1%
     200M  Fairfield Manufacturing, Inc., 11.375%, 2001           211,500         110
-------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS HIGH YIELD FUND
December 31, 1997

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           ELECTRICAL EQUIPMENT--3.5%
$    200M  Amphenol Corp., 9.875%, 2007                       $   211,000     $   110
     350M  Essex Group, Inc., 10%, 2003                           362,250         188
     100M  Thermadyne Holdings Corp., 10.75%, 2003                103,250          54
-------------------------------------------------------------------------------------
                                                                  676,500         352
-------------------------------------------------------------------------------------
           ENERGY--7.8%
     300M  Falcon Drilling Co., Inc., 12.50%, 2005                343,965         179
     400M  Giant Industries, Inc., 9.75%, 2003                    411,000         214
     400M  Stone Energy Corp., 8.75%, 2007                        410,500         213
     300M  United Meridian Corp., 10.375%, 2005                   333,000         173
-------------------------------------------------------------------------------------
                                                                1,498,465         779
-------------------------------------------------------------------------------------
           FINANCIAL--.6%
     100M  Terra Nova Holdings PLC, 10.75%, 2005                  111,500          58
-------------------------------------------------------------------------------------
           FOOD/BEVERAGE/TOBACCO--3.9%
     400M  Fleming Companies, Inc., 10.50%, 2004 (Note 4)         421,000         219
     300M  Van de Kamps, Inc., 12%, 2005                          336,000         175
-------------------------------------------------------------------------------------
                                                                  757,000         394
-------------------------------------------------------------------------------------
           GAMING/LODGING--2.8%
     250M  Casino America, Inc., 12.50%, 2003                     272,500         142
     250M  Grand Casinos, Inc., 10.125%, 2003                     270,000         140
-------------------------------------------------------------------------------------
                                                                  542,500         282
-------------------------------------------------------------------------------------
           HEALTHCARE--5.0%
     200M  Dade International, Inc., 11.125%, 2006                220,000         114
     400M  Integrated Health Services, Inc., 9.25%, 2008
             (Note 4)                                             409,500         213
     300M  Tenet Healthcare Corp., 10.125%, 2005                  327,000         170
-------------------------------------------------------------------------------------
                                                                  956,500         497
-------------------------------------------------------------------------------------
           MEDIA (CABLE TV/BROADCASTING)--8.8%
     650M  Echostar Communications Corp., 0%-12.875%, 2004        594,750         309
     300M  Grupo Televisa, SA, 11.875%, 2006                      339,000         176
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           MEDIA (CABLE TV/BROADCASTING) (continued)
$    300M  Rogers Cablesystems, Inc., 10%, 2005               $   331,500     $   172
     400M  TCI Satellite Entertainment, Inc., 10.875%, 2007
             (Note 4)                                             420,000         218
-------------------------------------------------------------------------------------
                                                                1,685,250         875
-------------------------------------------------------------------------------------
           MEDIA (OTHER)--4.4%
     300M  Garden State Newspapers, Inc., 12%, 2004               336,000         175
     200M  Garden State Newspapers, Inc., 8.75%, 2009 (Note
             4)                                                   200,750         104
     300M  Outdoor Systems, Inc., 8.875%, 2007                    314,250         163
-------------------------------------------------------------------------------------
                                                                  851,000         442
-------------------------------------------------------------------------------------
           MINING/METALS--8.4%
     400M  Euramax International PLC, 11.25%, 2006                434,500         226
     200M  Gulf States Steel, Inc., 13.50%, 2003                  205,000         107
     240M  UCAR Global Enterprises, Inc., 12%, 2005               270,300         141
     300M  Wells Aluminum Corp., 10.125%, 2005                    319,500         166
     400M  Wheeling-Pittsburgh Corp., 9.25%, 2007 (Note 4)        386,000         201
-------------------------------------------------------------------------------------
                                                                1,615,300         841
-------------------------------------------------------------------------------------
           MISCELLANEOUS--2.4%
     100M  Allied Waste North America, Inc., 10.25%, 2006         110,000          57
     350M  Kindercare Learning Centers, Inc., 9.50%, 2009         348,250         181
-------------------------------------------------------------------------------------
                                                                  458,250         238
-------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS--3.8%
     350M  Riverwood International, 10.25%, 2006                  347,812         181
     350M  S.D. Warren Co., Inc., 12%, 2004                       386,750         201
-------------------------------------------------------------------------------------
                                                                  734,562         382
-------------------------------------------------------------------------------------
           REAL ESTATE/CONSTRUCTION--.8%
     150M  Continental Homes Holding Corp., 10%, 2006             161,250          84
-------------------------------------------------------------------------------------
           RETAIL - GENERAL MERCHANDISE--1.5%
     300M  Big 5 Corp., 10.875%, 2007 (Note 4)                    298,500         155
-------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS HIGH YIELD FUND
December 31, 1997

-------------------------------------------------------------------------------------
                                                                               AMOUNT
PRINCIPAL                                                                    INVESTED
  AMOUNT                                                                     FOR EACH
      OR                                                                   $10,000 OF
  SHARES   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           TELECOMMUNICATIONS--11.6%
$    450M  American Communications Services, Inc., 0%-13%,
             2005                                             $   356,625     $   185
     500M  Brooks Fiber Properties, Inc., 0%-10.875%, 2006        416,250         216
     500M  Comcast Cellular Holdings, Inc., 9.50%, 2007           522,500         272
     400M  McCaw International, Ltd., 0%-13%, 2007                236,000         123
     200M  Netia Holdings BV, 10.25%, 2007 (Note 4)               191,500         100
     200M  Powertel, Inc., 0%-12%, 2006                           144,000          75
     200M  Qwest Communications International, 0%-9.47%,
             2007 (Note 4)                                        136,500          71
     200M  Qwest Communications International, Inc.,
             10.875%, 2007                                        227,000         118
-------------------------------------------------------------------------------------
                                                                2,230,375       1,160
-------------------------------------------------------------------------------------
           TRANSPORTATION--1.7%
     300M  Moran Transportation Co., 11.75%, 2004                 334,500         174
-------------------------------------------------------------------------------------
           TOTAL VALUE OF CORPORATE BONDS (cost $16,404,410)   17,351,766       9,021
-------------------------------------------------------------------------------------
           COMMON STOCKS--.1%
           MEDIA (CABLE TV/BROADCASTING)
   1,000   *Echostar Communications Corp. - Class "A" (cost
             $0)                                                   16,750           9
-------------------------------------------------------------------------------------
           PREFERRED STOCKS--2.3%
           PAPER/FOREST PRODUCTS
   9,000   S.D. Warren Co., Inc., 14%, Series "B" (cost
             $249,750)                                            441,000         229
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
WARRANTS                                                                     INVESTED
      OR                                                                     FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           WARRANTS--.5%
           GAMING/LODGING--.0%
     200   *Goldriver Finance Corp., Liquidating Trust        $       200     $    --
-------------------------------------------------------------------------------------
           MINING/METALS--.0%
     200   *Gulf State Steel Acquistion Corp. (expiring
             4/15/03) (Note 4)                                          2          --
-------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS--.2%
   9,000   *S.D. Warren Co., Inc. (expiring 12/15/06) (Note
             4)                                                    45,000          23
-------------------------------------------------------------------------------------
           TELECOMMUNICATIONS--.3%
     450   *American Communications Services, Inc. (expiring
             11/1/05) (Note 4)                                     47,250          25
     400   *McCaw International, Ltd. (expiring 4/15/07)
             (Note 4)                                               1,000           1
-------------------------------------------------------------------------------------
                                                                   48,250          26
-------------------------------------------------------------------------------------
           TOTAL VALUE OF WARRANTS (cost $0)                       93,452          49
-------------------------------------------------------------------------------------
           U.S. GOVERNMENT OBLIGATIONS--2.8%
$    500M  United States Treasury Note, 7%, 2006 (cost
             $534,875)                                            540,001         281
-------------------------------------------------------------------------------------
           SHORT-TERM CORPORATE NOTES--2.3%
     350M  Ford Motor Credit Corp., 6.12%, 1/9/98                 349,524         182
     100M  Lubrizol Corp., 6.35%, 1/5/98                           99,929          52
-------------------------------------------------------------------------------------
           TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
            $449,453)                                             449,453         234
-------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $17,638,488)          98.2%   18,892,422       9,823
OTHER ASSETS, LESS LIABILITIES                          1.8       341,315         177
-------------------------------------------------------------------------------------
NET ASSETS                                            100.0%  $19,233,737     $10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND
December 31, 1997

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            MUNICIPAL BONDS--102.2%
            ALABAMA--1.7%
$     250M  Coffee Cnty. Public Bldg. Authority, 6.10%,
              9/1/2016                                         $   270,937     $   167
--------------------------------------------------------------------------------------
            ARIZONA--3.3%
      250M  Maricopa County Development Authority Hosp. Facs.
              Rev., 7%, 12/1/2016                                  311,875         193
      200M  Maricopa County Uni. Sch. Dist. Gen. Oblig. #80
              (Chandler), 6.25%, 7/1/2011                          231,500         143
--------------------------------------------------------------------------------------
                                                                   543,375         336
--------------------------------------------------------------------------------------
            CALIFORNIA--13.3%
            Los Angeles County, Calif. Transportation Comm.
              Sales Tax Revenue:
      100M    6.75%, 7/1/2001*                                     110,375          68
      100M    6.90%, 7/1/2001*                                     110,875          68
      500M  Irwindale Cmnty. Redev. Agency, 5%, 8/1/2017           492,500         304
      250M  San Francisco City & County Parking Auth., 7%,
              6/1/2012                                             292,187         180
      500M  San Francisco City & County Redev. Agy. (Moscone
              Ctr.), 6.75%, 7/1/2015                               567,500         350
      250M  San Jose Redevelopment Agency, 6%, 8/1/2015            283,750         175
      250M  Santa Ana Fin. Auth. Lease Rev., 6.25%, 7/1/2015       291,250         180
--------------------------------------------------------------------------------------
                                                                 2,148,437       1,325
--------------------------------------------------------------------------------------
            COLORADO--2.5%
      350M  Roaring Fork General Obligation, 6.60%,
              6/15/2004*                                           398,562         246
--------------------------------------------------------------------------------------
            CONNECTICUT--2.7%
      400M  Connecticut Special Tax Oblig. Rev., 6.10%,
              10/1/2011                                            436,000         269
--------------------------------------------------------------------------------------
            DELAWARE--.9%
      130M  Delaware Cnty. Hosp. Auth. (Ball Memorial Hosp.),
              6.625%, 8/1/2006                                     142,837          88
--------------------------------------------------------------------------------------
            FLORIDA--5.4%
      335M  Cocoa Water & Sewer Revenue, 5.75%, 10/1/2017          358,031         221
      500M  Pensacola Airport Revenue, 5.60%, 10/1/2017            525,000         324
--------------------------------------------------------------------------------------
                                                                   883,031         545
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            GEORGIA--.7%
$     100M  Cherokee County Water & Sewer Auth. Rev., 7.10%,
              8/1/2000*                                        $   109,250     $    67
--------------------------------------------------------------------------------------
            ILLINOIS--11.3%
      500M  Chicago Board of Education, 6.25%, 12/1/2012           575,625         356
      500M  Chicago General Obligation, 6%, 1/1/2010               547,500         338
      500M  Illinois Dev. Fin. Auth. (Rockford School 205),
              6.55%, 2/1/2009                                      585,000         361
      100M  Will County School District General Obligation,
              7.10%, 12/1/2009                                     123,250          76
--------------------------------------------------------------------------------------
                                                                 1,831,375       1,131
--------------------------------------------------------------------------------------
            INDIANA--3.0%
      500M  Marion Cnty. Conv. & Rec. Facs. Auth., 5%,
              6/1/2017                                             488,125         301
--------------------------------------------------------------------------------------
            MAINE--1.7%
      250M  Maine Municipal Bond Bank, 6.50%, 11/1/2014            280,710         173
--------------------------------------------------------------------------------------
            MASSACHUSETTS--3.4%
      500M  Mass. Bay Transportation Authority Gen. Sys.
              Rev., 5.80%, 3/1/2013                                555,075         343
--------------------------------------------------------------------------------------
            MICHIGAN--1.9%
    1,000M  Howell Public Schools General Obligation, 7.40%,
              5/1/2006*+                                           315,000         195
--------------------------------------------------------------------------------------
            MISSOURI--5.1%
      200M  Liberty Sewer System Revenue, 6.15%, 2/1/2015          222,750         138
      500M  Missouri State Health & Educational Facilities
              Auth. (BJC Health System), 6.75%, 5/15/2010          599,375         370
--------------------------------------------------------------------------------------
                                                                   822,125         508
--------------------------------------------------------------------------------------
            NEBRASKA--1.5%
      250M  Douglas Cnty. Hosp. Auth. No. 1, 5.125%, 9/1/2017      250,625         155
--------------------------------------------------------------------------------------
            NEW JERSEY--3.3%
      485M  New Jersey Housing & Mortgage Fin. Rev., 6.55%,
              10/1/2010                                            531,075         328
--------------------------------------------------------------------------------------
            NEW YORK--2.0%
      290M  New York City Municipal Water Fin. Auth. Rev.,
              5.875%, 6/15/2001*                                   323,350         200
--------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND
December 31, 1997

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            NORTH CAROLINA--4.2%
$     225M  New Hanover Cnty. Cert. of Partic., 5%, 12/1/2017  $   221,906     $   137
      430M  North Carolina Central Univ. Hsg. Rev., 5.75%,
              11/1/2015                                            457,413         283
--------------------------------------------------------------------------------------
                                                                   679,319         420
--------------------------------------------------------------------------------------
            OHIO--1.6%
      250M  Lorain County Hosp. Rev. (Catholic Healthcare
              Partners), 5.625%, 9/1/2014                          263,750         163
--------------------------------------------------------------------------------------
            OKLAHOMA--3.6%
      500M  Grand River Dam Authority Revenue, 6.25%,
              6/1/2011                                             580,625         359
--------------------------------------------------------------------------------------
            OREGON--3.3%
      500M  Oregon State Dept. of Administrative Services
              Cert. of Partic., 5.65%, 5/1/2012                    536,875         332
--------------------------------------------------------------------------------------
            PENNSYLVANIA--8.8%
      250M  Easton Area Joint Swr. Auth., 5%, 12/1/2014            248,438         153
      525M  Erie General Obligation, 5.75%, 5/15/2013              557,813         345
      200M  Jeannette School District General Obligation,
              6.65%, 6/1/2001*                                     216,250         134
      350M  Philadelphia Water & Wastewater Rev., 6.25%,
              8/1/2012                                             402,938         249
--------------------------------------------------------------------------------------
                                                                 1,425,439         881
--------------------------------------------------------------------------------------
            PUERTO RICO--6.6%
      400M  Puerto Rico Commonwealth Hwy. & Transn. Auth.
              Rev., 6.25%, 7/1/2014                                468,500         289
      545M  Puerto Rico Indl. Tourist Edl. Med. & Env. Ctl.
              Facs., 6.25%, 7/1/2016                               602,906         372
--------------------------------------------------------------------------------------
                                                                 1,071,406         661
--------------------------------------------------------------------------------------
            RHODE ISLAND--1.4%
      200M  Rhode Island Convention Center Authority, 6.70%,
              5/15/2001*                                           219,750         136
--------------------------------------------------------------------------------------
            TEXAS--9.0%
      505M  Austin Utility System Rev., 6%, 11/15/2013             571,913         353
      500M  Harris County General Obligation, 6.50%,
              8/15/2013                                            591,365         365
      250M  Houston Water Conveyance System Cert. of Partic.,
              6.25%, 12/15/2012                                    287,500         178
--------------------------------------------------------------------------------------
                                                                 1,450,778         896
--------------------------------------------------------------------------------------
            TOTAL VALUE OF MUNICIPAL BONDS (cost $14,939,143)   16,557,831      10,225
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            SHORT-TERM TAX EXEMPT INVESTMENTS--2.5%
            NEW YORK
$     400M  New York City General Obligation Adjustable Rate
              Note, 5.00%**
              (cost $400,000)                                  $   400,000     $   247
--------------------------------------------------------------------------------------
TOTAL VALUE OF MUNICIPAL INVESTMENTS (cost
 $15,339,143)                                          104.7%   16,957,831      10,472
EXCESS OF LIABILITIES OVER OTHER ASSETS                 (4.7)     (764,882)       (472)
--------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $16,192,949     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Municipal bonds which have been prerefunded are shown maturing at the prerefunded call date.
** Interest rates on adjustable rate notes are determined and reset daily by the issuer. Interest rate shown is the rate in effect at December 31, 1997.
+ Zero coupon bond issued at a discount. The interest rate shown represents the rate of discount on date purchased.

                       See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
EXECUTIVE INVESTORS TRUST
December 31, 1997

-------------------------------------------------------------------------------
                                          BLUE CHIP    HIGH YIELD   INSURED TAX
                                               FUND          FUND   EXEMPT FUND
-------------------------------------------------------------------------------
ASSETS
Investment in securities:
  At identified cost...................  $2,737,689   $17,638,488   $15,339,143
                                         ----------   -----------   -----------
                                         ----------   -----------   -----------
  At value (Note 1A)...................  $3,635,303   $18,892,422   $16,957,831
Cash...................................     114,391        43,090        37,075
Receivables:
  Interest and dividends...............       3,852       361,757       228,014
  Trust shares sold....................      16,323        59,670        14,375
                                         ----------   -----------   -----------
Total Assets...........................   3,769,869    19,356,939    17,237,295
                                         ----------   -----------   -----------
LIABILITIES
Payables:
  Trust shares redeemed................      16,423         1,267            --
  Investment securities purchased......      10,885            --       970,247
  Dividend payable.....................       9,290        94,319        66,533
Accrued expenses.......................       5,206        19,647         4,206
Accrued advisory fee...................         764         7,969         3,360
                                         ----------   -----------   -----------
Total Liabilities......................      42,568       123,202     1,044,346
                                         ----------   -----------   -----------
NET ASSETS.............................  $3,727,301   $19,233,737   $16,192,949
                                         ----------   -----------   -----------
                                         ----------   -----------   -----------
NET ASSETS CONSIST OF:
Capital paid in........................  $2,821,104   $22,872,541   $14,573,666
Undistributed net investment income....       1,396       138,897           595
Accumulated net realized gain (loss) on
  investment transactions..............       7,187    (5,031,635)           --
Net unrealized appreciation in value of
  investments..........................     897,614     1,253,934     1,618,688
                                         ----------   -----------   -----------
Total..................................  $3,727,301   $19,233,737   $16,192,949
                                         ----------   -----------   -----------
                                         ----------   -----------   -----------
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING..........................     171,916     2,373,660     1,123,382
                                         ----------   -----------   -----------
                                         ----------   -----------   -----------
NET ASSET VALUE AND REDEMPTION PRICE
  PER SHARE
  (Net assets divided by trust shares
  outstanding).........................  $    21.68   $      8.10   $     14.41
                                         ----------         -----   -----------
                                         ----------         -----   -----------
MAXIMUM OFFERING PRICE PER SHARE
  (Net asset value/.9525)*.............  $    22.76   $      8.50   $     15.13
                                         ----------         -----   -----------
                                         ----------         -----   -----------

* On purchases of $100,000 or more, the sales charge is reduced.

                       See notes to financial statements

STATEMENT OF OPERATIONS
EXECUTIVE INVESTORS TRUST
Year Ended December 31, 1997

---------------------------------------------------------------------------
                                         BLUE CHIP  HIGH YIELD  INSURED TAX
                                              FUND        FUND  EXEMPT FUND
---------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest.............................  $   8,875  $1,686,525  $   867,758
  Dividends (Note 1F)..................     40,206      58,033           --
  Consent fees.........................         --      40,485           --
                                         ---------  ----------  -----------
Total income...........................     49,081   1,785,043      867,758
                                         ---------  ----------  -----------
Expenses (Notes 1 and 3):
  Advisory fee.........................     29,330     180,560      156,479
  Distribution plan expenses...........     14,666      90,280       78,240
  Shareholder servicing costs..........      4,354      23,525        8,835
  Professional fees....................      4,148      15,830       10,870
  Custodian fees.......................      4,307       5,809        3,800
  Reports and notices to
    shareholders.......................      1,403       8,163        3,052
  Other expenses.......................      1,484       4,199        7,063
                                         ---------  ----------  -----------
Total expenses.........................     58,692     328,366      268,339
Less: Expenses waived or assumed.......    (35,406)   (108,372)    (147,178)
     Custodian fees paid indirectly....     (2,314)     (2,766)      (3,800)
                                         ---------  ----------  -----------
Net expenses...........................     21,972     217,228      117,361
                                         ---------  ----------  -----------
Net investment income..................     27,109   1,567,815      750,397
                                         ---------  ----------  -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS (Note 2):
Net realized gain on investments.......    226,701      63,758      133,949
Net unrealized appreciation of
  investments..........................    399,894     437,713      663,898
                                         ---------  ----------  -----------
Net gain on investments................    626,595     501,471      797,847
                                         ---------  ----------  -----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................  $ 653,704  $2,069,286  $ 1,548,244
                                         ---------  ----------  -----------
                                         ---------  ----------  -----------

                       See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
EXECUTIVE INVESTORS TRUST

---------------------------------------------------------------

                                             BLUE CHIP FUND
                                         ----------------------
YEAR ENDED DECEMBER 31                         1997        1996
---------------------------------------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
  Net investment income................  $   27,109  $   22,997
  Net realized gain (loss) on
    investments........................     226,701     118,654
  Net unrealized appreciation
    (depreciation) of investments......     399,894     199,645
                                         ----------  ----------
    Net increase in net assets
      resulting from operations........     653,704     341,296
                                         ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income................     (27,075)    (24,266)
  Net realized gains...................    (219,514)   (118,654)
                                         ----------  ----------
    Total distributions................    (246,589)   (142,920)
                                         ----------  ----------
TRUST SHARE TRANSACTIONS (a)
  Proceeds from shares sold............   1,122,087     602,423
  Value of distributions reinvested....     236,032     137,288
  Cost of shares redeemed..............    (198,168)   (204,360)
                                         ----------  ----------
  Net increase from trust share
    transactions.......................   1,159,951     535,351
                                         ----------  ----------
    Net increase in net assets.........   1,567,066     733,727
NET ASSETS
  Beginning of year....................   2,160,235   1,426,508
                                         ----------  ----------
  End of year+.........................  $3,727,301  $2,160,235
                                         ----------  ----------
                                         ----------  ----------
+Includes undistributed net investment
 income of.............................  $    1,396  $    1,362
                                         ----------  ----------
                                         ----------  ----------
(a)TRUST SHARES ISSUED AND REDEEMED
  Sold.................................      52,260      34,030
  Issued for distributions
    reinvested.........................      10,913       7,503
  Redeemed.............................      (8,947)    (11,252)
                                         ----------  ----------
  Net increase in trust shares.........      54,226      30,281
                                         ----------  ----------
                                         ----------  ----------

                       See notes to financial statements

-------------------------------------------------------------------------------------------
                                                                           INSURED
                                             HIGH YIELD FUND           TAX EXEMPT FUND
                                         ------------------------  ------------------------
                                                1997         1996         1997         1996
---------------------------------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
  Net investment income................  $ 1,567,815  $ 1,513,831  $   750,397  $   722,050
  Net realized gain (loss) on
    investments........................       63,758     (139,925)     133,949      120,145
  Net unrealized appreciation
    (depreciation) of investments......      437,713      707,493      663,898     (215,936)
                                         -----------  -----------  -----------  -----------
    Net increase in net assets
      resulting from operations........    2,069,286    2,081,399    1,548,244      626,259
                                         -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income................   (1,582,847)  (1,455,005)    (751,800)    (722,005)
  Net realized gains...................           --           --     (133,949)    (120,145)
                                         -----------  -----------  -----------  -----------
    Total distributions................   (1,582,847)  (1,455,005)    (885,749)    (842,150)
                                         -----------  -----------  -----------  -----------
TRUST SHARE TRANSACTIONS (a)
  Proceeds from shares sold............    3,853,833    2,505,007    1,477,036    3,948,019
  Value of distributions reinvested....      697,365      618,840      521,972      520,606
  Cost of shares redeemed..............   (2,577,220)  (2,649,367)  (1,876,983)  (2,186,795)
                                         -----------  -----------  -----------  -----------
  Net increase from trust share
    transactions.......................    1,973,978      474,480      122,025    2,281,830
                                         -----------  -----------  -----------  -----------
    Net increase in net assets.........    2,460,417    1,100,874      784,520    2,065,939
NET ASSETS
  Beginning of year....................   16,773,320   15,672,446   15,408,429   13,342,490
                                         -----------  -----------  -----------  -----------
  End of year+.........................  $19,233,737  $16,773,320  $16,192,949  $15,408,429
                                         -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------
+Includes undistributed net investment
  income of............................  $   138,897  $   153,929  $       595  $     1,998
                                         -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------
(a)TRUST SHARES ISSUED AND REDEEMED
  Sold.................................      485,416      322,959      105,445      286,274
  Issued for distributions
    reinvested.........................       87,700       79,911       37,083       37,872
  Redeemed.............................     (324,689)    (341,193)    (134,047)    (159,446)
                                         -----------  -----------  -----------  -----------
  Net increase in trust shares.........      248,427       61,677        8,481      164,700
                                         -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
EXECUTIVE INVESTORS TRUST

1. SIGNIFICANT ACCOUNTING POLICIES--The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Trust consists of unlimited shares of beneficial interest of the Blue Chip Fund, the High Yield Fund, and the Insured Tax Exempt Fund, and accounts separately for the assets, liabilities and operations of each Fund. The objective of each Fund is as follows:

BLUE CHIP FUND seeks high total investment return consistent with the preservation of capital.

HIGH YIELD FUND primarily seeks high current income and secondarily seeks capital appreciation.

INSURED TAX EXEMPT FUND seeks to provide a high level of interest income which is exempt from federal income tax.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Each security traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) is valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Fund.

Securities in the Blue Chip and High Yield Funds may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, and other available information in determining value.

The municipal bonds in which the Insured Tax Exempt Fund invests are traded primarily in the over-the-counter markets. Such securities are valued daily at their fair value on the basis of valuations provided by a pricing service approved by the Board of Trustees. The pricing service considers security type, rating, market condition and yield data, as well as market quotations and prices provided by market makers. "When Issued Securities" are reflected in the assets of the Fund as of the date the securities are purchased.

The municipal bonds held by the Insured Tax Exempt Fund are insured as to payment of principal and interest by the issuer or under insurance policies written by independent insurance companies. The Fund may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured or the principal and interest outstanding are paid by an issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, it is the Fund's policy to value the defaulted bond daily based upon the value of a comparable bond which is insured and not in default. In selecting a comparable bond, the Fund will consider security type, rating, market condition and yield. The Fund may invest up to 20% of its assets in portfolio securities not covered by the insurance feature.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of the Trust to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve it from all, or substantially all, federal income taxes. At December 31, 1997, the High Yield Fund had capital loss carryovers of $5,031,635 of which $3,364,392 expires in 1998, $1,286,892 expires in 1999, $211,168 expires in 2003, $109,463 expires in 2004 and $59,720 expires in 2005.

C. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trust are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

D. Distributions to Shareholders--Dividends from net investment income to the shareholders of the High Yield Fund and the Insured Tax Exempt Fund are generally declared daily and paid monthly. Dividends from net investment income of the Blue Chip Fund are generally declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post-October capital losses.

E. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings are recognized as dividend income and recorded at the market value of the shares received. During the year ended December 31, 1997, the High Yield Fund recognized $33,459 of dividend income from these taxable "payment-in-kind" distributions. The Funds' custodian has provided credits in the amount of $8,880 against custodian charges based on the uninvested cash balances of the Funds.

2. SECURITY TRANSACTIONS--For the year ended December 31, 1997, purchases and sales of securities other than short-term tax exempt investments and short-term corporate notes, were as follows:

                                           BLUE CHIP   HIGH YIELD   INSURED TAX
                                                FUND         FUND   EXEMPT FUND
                                          ----------   ----------   -----------
Cost of purchases......................   $5,256,970   $9,947,735   $19,869,087
                                          ----------   ----------   -----------
                                          ----------   ----------   -----------
Proceeds of sales......................   $4,281,528   $8,609,769   $19,192,979
                                          ----------   ----------   -----------
                                          ----------   ----------   -----------

NOTES TO FINANCIAL STATEMENTS
EXECUTIVE INVESTORS TRUST

At December 31, 1997, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                                           BLUE CHIP    HIGH YIELD   INSURED TAX
                                                FUND          FUND   EXEMPT FUND
                                          ----------   -----------   -----------
Aggregate cost.........................   $2,737,823   $17,638,488   $15,339,143
                                          ----------   -----------   -----------
                                          ----------   -----------   -----------
Gross unrealized appreciation..........   $  913,718   $ 1,297,653   $ 1,618,688
Gross unrealized depreciation..........       16,238        43,719            --
                                          ----------   -----------   -----------
Net unrealized appreciation............   $  897,480   $ 1,253,934   $ 1,618,688
                                          ----------   -----------   -----------
                                          ----------   -----------   -----------

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and trustees of the Trust are officers and directors of its investment adviser, Executive Investors Management Company, Inc. ("EIMCO"), its underwriter, Executive Investors Corporation ("EIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Trust's Individual Retirement Accounts. Officers and trustees received no remuneration from the Trust for serving in such capacities. Their remuneration (together with certain other expenses of the Trust) was paid by EIMCO or First Investors Corporation ("FIC"), an affiliated dealer. Effective January 1, 1998, independent trustees will be remunerated by the Funds.

The Investment Advisory Agreement provides as compensation to EIMCO an annual fee, payable monthly, at the rate of 1% on the first $200 million of each Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. The total advisory fees earned by EIMCO from all Funds was $366,369 of which $229,636 was waived. In addition, expenses of $24,614 were assumed by EIMCO.

For the year ended December 31, 1997, EIC, as underwriter of the Trust, received $27,495 in commissions from the sale of Trust shares, after allowing $190,853 to other dealers. Shareholder servicing costs included $28,462 in transfer agent fees accrued to ADM and $2,919 in IRA custodian fees accrued to FFS.

Pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act, each Fund is authorized to pay a fee equal to .50% of its average net assets on an annualized basis each fiscal year, payable quarterly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. Total distribution plan fees accrued to EIC amounted to $183,186 (of which $36,706 was waived).

4. RULE 144A SECURITIES--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 1997, the High Yield Fund held fourteen 144A securities with an aggregate value of $3,225,752. These securities represent 16.8% of the Fund's net assets and are valued as set forth in Note 1A.

5. CONCENTRATION OF CREDIT RISK--The High Yield Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

FINANCIAL HIGHLIGHTS
EXECUTIVE INVESTORS TRUST

The following table sets forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

------------------------------------------------------------------------------------------------------------------
                                                          P E R  S H A R E  D A T A
                           ---------------------------------------------------------------------------------------

                                         INCOME FROM INVESTMENT OPERATIONS      LESS DISTRIBUTIONS
                           NET ASSET  ---------------------------------------          FROM
                               VALUE                 NET REALIZED              --------------------
                           ---------         NET   AND UNREALIZED  TOTAL FROM         NET       NET
                           BEGINNING  INVESTMENT   GAIN (LOSS) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL
                             OF YEAR      INCOME      INVESTMENTS  OPERATIONS      INCOME      GAIN  DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
1993.....................  $   13.78        $.23          $   .88  $     1.11        $.23      $.59  $         .82
1994.....................      14.07         .24             (.41)       (.17)        .22       .93           1.15
1995.....................      12.75         .30             4.30        4.60         .29       .74           1.03
1996.....................      16.32         .22             3.13        3.35         .24      1.07           1.31
1997.....................      18.36         .19             4.68        4.87         .19      1.36           1.55
------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND
1993.....................  $    7.43        $.72          $   .50  $     1.22        $.76      $ --  $         .76
1994.....................       7.89         .70             (.87)       (.17)        .74        --            .74
1995.....................       6.98         .70              .58        1.28         .67        --            .67
1996.....................       7.59         .72              .28        1.00         .70        --            .70
1997.....................       7.89         .68              .23         .91         .70        --            .70
------------------------------------------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND
1993.....................  $   12.83        $.71          $  1.27  $     1.98        $.72      $.32  $        1.04
1994.....................      13.77         .68            (1.23)       (.55)        .69        --            .69
1995.....................      12.53         .72             1.80        2.52         .73       .28           1.01
1996.....................      14.04         .66             (.10)        .56         .67       .11            .78
1997.....................      13.82         .67              .71        1.38         .67       .12            .79
------------------------------------------------------------------------------------------------------------------

* Calculated without sales charges.
+ Net of expenses waived or assumed (Note 3).
++ Average commision rate (per share of security) as required by amended disclosure requirements effective in 1996.

                       See notes to financial statements

The following table sets forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

-------------------------------------------------------------------------------------------------------------------------------
                                                          R A T I O S  /  S U P P L E M E N T A L  D A T A
                                      -----------------------------------------------------------------------------------------
                           ---------
                                                                                    RATIO TO AVERAGE NET
                                                                                       ASSETS BEFORE
                                                                RATIO TO AVERAGE          EXPENSES
                                                                  NET ASSETS+        WAIVED OR ASSUMED
                           NET ASSET                          --------------------  --------------------
                               VALUE   TOTAL                                   NET                   NET  PORTFOLIO     AVERAGE
                           ---------  RETURN      NET ASSETS            INVESTMENT            INVESTMENT   TURNOVER          ++
                                 END       *     END OF YEAR  EXPENSES      INCOME  EXPENSES      INCOME       RATE  COMMISSION
                             OF YEAR     (%)  (IN THOUSANDS)       (%)         (%)       (%)         (%)        (%)        RATE
-------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
1993.....................  $   14.07    8.13         $   956       .50        1.63      2.30        (.17)        47  $       --
1994.....................      12.75   (1.21)          1,041       .50        1.82      2.54        (.22)        89          --
1995.....................      16.32   36.30           1,427       .50        1.99      2.20         .29         33          --
1996.....................      18.36   20.62           2,160       .75        1.33      2.28        (.20)        50       .0689
1997.....................      21.68   26.58           3,727       .75         .92      2.03        (.36)       163       .0651
-------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND
1993.....................  $    7.89   17.04         $14,231      1.34        9.49      1.95        8.88         89  $       --
1994.....................       6.98   (2.32)         15,142      1.33        9.45      1.88        8.90         53          --
1995.....................       7.59   19.08          15,672      1.35        9.52      1.90        8.97         69          --
1996.....................       7.89   13.69          16,773      1.22        9.38      1.82        8.78         27          --
1997.....................       8.10   12.03          19,234      1.22        8.68      1.82        8.08         49          --
-------------------------------------------------------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND
1993.....................  $   13.77   15.74         $ 9,447       .50        5.29      1.68        4.11         97  $       --
1994.....................      12.53   (3.95)         10,363       .50        5.39      1.80        4.09        215          --
1995.....................      14.04   20.53          13,342       .50        5.35      1.74        4.11        147          --
1996.....................      13.82    4.11          15,408       .75        4.85      1.71        3.89        116          --
1997.....................      14.41   10.30          16,193       .75        4.80      1.71        3.84        126          --
-------------------------------------------------------------------------------------------------------------------------------

* Calculated without sales charges.
+ Net of expenses waived or assumed (Note 3).
++ Average commision rate (per share of security) as required by amended disclosure requirements effective in 1996.

                       See notes to financial statements

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Trustees of
Executive Investors Trust

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Blue Chip, High Yield and Insured Tax Exempt Funds (comprising Executive Investors Trust), as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blue Chip, High Yield and Insured Tax Exempt Funds at December 31, 1997, and the results of their operations, changes in their net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 1998

EXECUTIVE INVESTORS TRUST

TRUSTEES
-------------------------------------------

JAMES J. COY (Emeritus)

ROGER L. GRAYSON

GLENN O. HEAD

KATHRYN S. HEAD

REX R. REED

HERBERT RUBINSTEIN

NANCY S. SCHAENEN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
-------------------------------------------

GLENN O. HEAD
President

GEORGE V. GANTER
Vice President

PATRICIA D. POITRA
Vice President

CLARK D. WAGNER
Vice President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

CAROL LERNER BROWN
Assistant Secretary

GREGORY R. KINGSTON
Assistant Treasurer

MARK S. SPENCER
Assistant Treasurer

SHAREHOLDER INFORMATION
-------------------------------------------

INVESTMENT ADVISER
EXECUTIVE INVESTORS
MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

UNDERWRITER
EXECUTIVE INVESTORS CORPORATION
95 Wall Street
New York, NY 10005

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

TRANSFER AGENT
ADMINISTRATIVE DATA
MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Trust's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Trust will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Trust's prospectus.

EXECUTIVE INVESTORS TRUST
95 WALL STREET
NEW YORK, NY 10005
EIHY107

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" appear in a box to the right of a circle containing the words "MAILED FROM ZIP CODE 11201" which appears to the right of the above language in the printed piece.

Vertically reading from bottom to top in the center of the page the words "EXECUTIVE INVESTORS" appear.

EXECUTIVE
INVESTORS
TRUST

Blue Chip Fund
High Yield Fund
Insured Tax Exempt Fund


ANNUAL
REPORT


DECEMBER 31, 1997